UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2021

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, $0.10 par value	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2021, Capstead Mortgage Corporation, a Maryland corporation (“Capstead”), Benefit Street Partners Realty Trust, Inc., a Maryland corporation (“BSPRT”), Rodeo Sub I, LLC, a Maryland limited liability company and a wholly-owned subsidiary of BSPRT (“Merger Sub”), and Benefit Street Partners L.L.C., a Delaware limited liability company (the “Parent Manager”) entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), which amends that certain Agreement and Plan and Merger (the “Merger Agreement”), dated as of July 25, 2021, by and among the same parties. Under the terms and subject to the conditions set forth in the Merger Agreement, Capstead will merge with and into Merger Sub, with Merger Sub remaining as a wholly-owned subsidiary of BSPRT (such transaction, the “Merger”).

The Amendment restructures the terms of the proposed recapitalization of BSPRT’s common stock, par value $0.01 per share (the “BSPRT Common Stock”) as originally contemplated by the Merger Agreement. Pursuant to the original terms of the Merger Agreement, prior to the consummation of the Merger, BSPRT agreed to effect a one-for-ten reverse stock split (the “BSPRT Reverse Stock Split) on the BSPRT Common Stock such that each outstanding share of BSPRT Common Stock as of a date to be specified will automatically combine into 1/10th of a share of BSPRT Common Stock, and the BSPRT Common Stock would be renamed as “Class A common stock.” Following the BSPRT Reverse Stock Split, BSPRT had also agreed to effect a stock dividend on the Class A common stock (the “BSPRT Stock Dividend”) wherein BSPRT would have filed Articles Supplementary to BSPRT’s Articles of Amendment and Restatement designating and classifying a new series of Class B common stock, par value $0.01 per share (“BSPRT Class B Common Stock”), and distribute nine shares of BSPRT Class B Common Stock to each holder of Class A common stock.

Under the terms of the Amendment, the recapitalization transaction summarized above was amended such that (i) the BSPRT Reverse Stock Split was unchanged, except that BSPRT’s Common Stock will not be renamed, (ii) BSPRT’s authorized amount of preferred stock, par value $0.01 per share, will be increased from 50,000,000 shares to 100,000,000 shares, and (iii) the BSPRT Stock Dividend will instead consist of nine shares of a newly designated class of Series F convertible preferred stock, par value $0.01 per share (the “BSPRT Series F Preferred Stock”) to be issued to each holder of one share of BSPRT Common Stock as of the record date specified by BSPRT’s board of directors. BSPRT agreed to effect steps (ii) and (iii) above by filing with the Maryland State Department of Assessments and Taxation Articles Supplementary to BSPRT’s Articles of Amendment and Restatement, in the form attached as an exhibit to the Amendment.

The BSPRT Series F Preferred Stock will receive dividends and vote on an as-converted basis with the BSPRT Common Stock, but will rank senior to the BSPRT Common Stock with respect to the distribution of assets upon a liquidation, dissolution or winding up of BSPRT (other than a liquidation, dissolution or winding up of BSPRT that results in the automatic conversion of the BSPRT Series F Preferred Stock into BSPRT Common Stock). The BSPRT Series F Preferred Stock will have a liquidation preference of $2.00 per share.

The BSPRT Series F Preferred Stock will automatically convert, on a one-for-one basis, into shares of BSPRT Common Stock upon the earlier of (i) the six-month anniversary of the listing of the BSPRT Common Stock on the New York Stock Exchange (“NYSE”), (ii) the date approved as the conversion date by BSPRT’s board of directors following a termination of the Merger Agreement, (iii) three business days prior to a liquidation, dissolution or winding up of BSPRT in its event that the board determines (which determination will be conclusive) that the liquidating distribution per share in respect of such converted share of BSPRT Series F Preferred Stock (or fractional share) would be in an amount in excess of the liquidation preference of $2.00 per share or (iv) immediately prior to the effective time of a qualifying change of control, provided that the consideration per share payable in connection with such change in control in respect of such converted share of BSPRT Series F Preferred Stock (or fractional share) is an amount in excess of the liquidation preference of $2.00. The BSPRT Series F Preferred Stock will not be listed on the NYSE, and therefore holders of BSPRT Series F Preferred Stock will not be able to sell their shares of BSPRT Series F Preferred Stock on the NYSE until the automatic conversion of such BSPRT Series F Preferred Stock into shares of BSPRT Common Stock.

The parties entered into the Amendment after determining that using convertible preferred stock in the recapitalization instead of BSPRT Class B Common Stock would more effectively achieve the recapitalization purpose of enhancing the stability of the combined company’s stock price after the closing of the Merger.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 2.1	First Amendment to Agreement and Plan of Merger, dated September 22, 2021, by and among Benefit Street Partners Realty Trust, Inc., Rodeo Sub I, LLC, Capstead Mortgage Corporation and Benefit Street Partners L.L.C.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information and Where to Find It

In connection with the proposed Merger contemplated by the Agreement and Plan of Merger, dated as of July 25, 2021, by and among BSPRT, Merger Sub, Capstead and, solely for the purposes set forth therein, the Parent Manager, pursuant to which, subject to the terms and conditions therein, Capstead will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company, BSPRT has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-258947), which was declared effective by the SEC on September 3, 2021. The registration statement includes a prospectus of BSPRT and a proxy statement of Capstead. Capstead and BSPRT also expect to file with the SEC other documents regarding the Merger.

STOCKHOLDERS OF CAPSTEAD AND BSPRT ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAPSTEAD, BSPRT, THE PROPOSED MERGER AND RELATED MATTERS. Stockholders of Capstead and BSPRT may obtain free copies of the registration statement, the proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Capstead or BSPRT at the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Copies of documents filed with the SEC by BSPRT are available free of charge on BSPRT’s website at http://bsprealtytrust.com/investorrelations.

Participants in the Solicitation Relating to the Merger

Capstead, BSPRT and their respective directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the stockholders of Capstead in connection with the proposed Merger. Information regarding Capstead and its directors and executive officers and their ownership of common stock of Capstead can be found in Capstead’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 1, 2021. Information regarding BSPRT and its directors and executive officers and their ownership of common stock of BSPRT can be found in BSPRT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 8, 2021. Additional information regarding the interests of such individuals in the Merger is included in the proxy statement/prospectus relating to the Merger filed with the SEC on September 7, 2021. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Such forward-looking statements include or may relate to statements about the benefits of the proposed Merger and statements that address operating performance, events or developments that Capstead expects or anticipates will occur in the future, including but not limited to statements regarding future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance changes, changes to outstanding structure of Capstead’s capital stock, creation of value for stockholders, operation and implementation of share repurchase programs, benefits of the proposed Merger to customers, stockholders and other constituents of the combined company, the integration of Capstead and BSPRT, the expected GAAP book value per share of Capstead, cost savings and the expected timetable for completing the proposed Merger, and other non-historical statements. These statements are based on the companies’ current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Capstead can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from Capstead’s expectations include, but are not limited to, the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy the conditions to the consummation of the proposed Merger, including the approval of the stockholders of Capstead; fluctuations in the adjusted book value per share of both Capstead and BSPRT; risks related to the disruption of management’s attention from ongoing business operations due to the proposed Merger; the availability of suitable investment or disposition opportunities; changes in interest rates; the availability and terms of financing; the impact of the COVID-19 pandemic on the operations and financial condition of each of Capstead and BSPRT and the industries in which they operate; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of Capstead and BSPRT; and other factors, including those set forth in the section entitled “Risk Factors” in the proxy statement/prospectus, Capstead’s and BSPRT’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by Capstead and BSPRT with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither Capstead nor BSPRT undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

Date: September 22, 2021	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch President and Chief Executive Officer